Exhibit 99.1

AMENDMENT NO. 6 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into at Columbus, Ohio, as of September 29, 2006 (the “Effective Date”), by and among (a) Dominion Homes, Inc. (the “Company”), (b) the institutions from time to time (individually a “Lender” and collectively the “Lenders”) party to the Credit Agreement (as defined below) signatory hereto, and (c) The Huntington National Bank (“Huntington”) in its separate capacity as administrative agent (with its successors in such capacity, the “Administrative Agent”) for the Lenders and for itself as issuing bank under the Credit Agreement. This Amendment further amends and modifies a certain Second Amended and Restated Credit Agreement dated as of December 3, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”) by and among (a) the Company, as borrower, (b) the Lenders, as lenders, (c) Huntington, as issuing bank for any Letters of Credit issued pursuant to the Credit Agreement and (d) the Administrative Agent. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

RECITALS:

A. As of December 3, 2003, the Company, the Lenders, the Administrative Agent and the other agents referred to in the Credit Agreement executed and delivered the Credit Agreement setting forth the terms of certain extensions of credit and other financial accommodations to the Company; and

B. The Company has projected that its Revolving Credit Obligations will exceed the Borrowing Base for a limited period of time, has informed the Administrative Agent that but for an amendment it will be in violation of its Interest Coverage Ratio as of September 30, 2006 (the “Identified Default”), has determined that it is in the Company’s best interests to terminate for market value its agreements in respect of interest rate, swap, collar, cap or similar agreement pursuant to which the Company hedges its actual interest rate exposure under the Revolving Loans (“Swap Contracts”), and has requested that the Administrative Agent and the Required Lenders (i) amend the Credit Agreement to provide additional availability under the Revolving Loan for a limited period of time, (ii) waive the Identified Default for the period ending September 30, 2006, only, and (iii) consent to the termination for market value of the Swap Contracts, and the Administrative Agent and the Required Lenders will agree to do so upon the terms and subject to the conditions contained in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

1. Paragraph (a) of Section 1.3, “Letters of Credit,” of the Credit Agreement is hereby amended to recite as follows:

(a) Issuance. Subject to the terms and conditions set forth herein, Huntington hereby agrees to issue for the account of the Company, a Restricted Subsidiary or an Approved Joint Venture, one or more letters of credit in U.S. dollars (each individually a “Letter of Credit” and collectively the “Letters of

Credit”) from time to time during the period from the date hereof to the Revolving Credit Termination Date; provided that (i) the Letter of Credit Obligations shall at no time exceed the aggregate sum of $7,500,000, and (ii) the Revolving Credit Obligations shall at no time exceed the Revolving Credit Maximum Amount.

2. Paragraph (j) of Section 2.1, “Borrowing Base,” of the Credit Agreement is hereby amended to recite as follows:

(j) during the period beginning October 1, 2006, and continuing through and including October 31, 2006, only, the sum of $15,000,000;

provided, however, to the extent that the aggregate sum of (i) Eligible Real Estate Held for Development under clause (c) above, (ii) Eligible Developed Lots under clause (g) above, and (iii) Eligible Lots Under Development under clause (h) above exceeds fifty-five percent (55%) of the sum of clauses (a) through (i) above, for any period of determination, the amount in excess of such percentage shall not be eligible under the calculation of the Borrowing Base under clauses (a) through (i) above.

3. Paragraph (a) of Section 3.3, “Eurodollar Rate,” of the Credit Agreement is hereby amended to recite as follows:

(a) Eurodollar Rate. Each Eurodollar Advance shall be in a minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof, and no more than one (1) Eurodollar Advance shall be outstanding at any time under the Revolving Loans. The aggregate amount of all Eurodollar Advances shall not exceed $110,000,000, and no Eurodollar Advance shall be outstanding after November 6, 2006. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage. Each Eurodollar Advance shall be reserve adjusted, including all types of reserve insurance and brokerage costs.

4. A new Section 3.16, “Mandatory Commitment Reductions,” is hereby added to the Credit Agreement and shall recite in its entirety as follows:

Section 3.16. Mandatory Commitment Reductions.

(a) Immediately after the Company’s or any of its Subsidiaries’ receipt of any Net Cash Proceeds on account of the sale, assignment or other disposition of any Real Property Parcel or personal property permitted by Section 8.3 (e) hereof, the Company shall make or cause to be made a mandatory prepayment of the Loans in an amount equal to 80% of such Net Cash Proceeds.

(b) Immediately after the Company’s or any of its Subsidiaries’ receipt of any Net Cash Proceeds from the issuance of Indebtedness (other than Indebtedness permitted by paragraphs (a), (b), (d) or (e) of Section 8.5), the Company shall make or cause to be made a mandatory prepayment of the Loans in an amount equal to 100% of such Net Cash Proceeds.

(c) Immediately after the Company’s or any of its Subsidiaries’ receipt of any Net Cash Proceeds from any federal, state or local income tax refund or any termination, cancellation or close-out of any interest rate, swap, collar, cap or similar agreement pursuant to which the Company hedges its actual interest rate exposure under the Revolving Loans (“Swap Contracts”), the Company shall make or cause to be made a mandatory prepayment in an amount equal to 100% of such Net Cash Proceeds.

(d) On the date any mandatory prepayment is received by the Administrative Agent pursuant to clause (a), (b), or (c) above (each such payment being a “Designated Prepayment”), such Designated Prepayment shall be allocated and applied to the Revolving Credit Obligations with a corresponding aggregate permanent reduction in the Revolving Credit Commitments equal to the amount of such Designated Prepayment. Any such prepayments shall be applied first to Base Rate Advances and then to any Eurodollar Advances (if any) with those Loans which have earlier expiring Interest Periods being repaid prior to those which have later expiring Interest Periods.

5. Paragraph (b) of Section 9, “Information as to Company and Subsidiaries,” of the Credit Agreement is hereby amended to recite as follows:

(b) within 21 days after the end of each month, a statement signed by a Financial Officer of the Company setting forth and certifying the calculation of the Borrowing Base as of the end of that period;

6. A new Paragraph (p) shall be added to Section 9, “Information as to Company and Subsidiaries,” of the Credit Agreement and shall recite as follows:

(p) beginning October 6, 2006, and continuing on a bi-weekly basis (no later than every other Friday thereafter), the Company agrees to prepare and submit to the Administrative Agent and the Lenders a weekly cash flow report, for the 13 consecutive weeks beginning as of such date (such Friday). Each such report shall be substantially similar in format to the weekly cash flow report provided to the Administrative Agent and the Lenders on September 26, 2006, and shall be otherwise in form satisfactory to the Administrative Agent.

7. The following defined term is hereby added to Section 14.3, “Defined Terms,” of the Credit Agreement in its correct alphabetical order and shall recite as follows:

“Net Cash Proceeds” means (i) proceeds received by the Company or any of its Subsidiaries in cash or cash equivalents from the sale, assignment or other disposition of any Real Property Parcel of the Company or such Subsidiary, other than sales, assignments and other dispositions permitted under clauses (a), (b), (c), and (f) of Section 8.3, net of (A) the reasonable cash costs and expenses of sale, assignment or other disposition and (B) taxes paid or payable as a result thereof; provided that, at the request of the Administrative Agent, the Company shall provide evidence of each of (A) and (B) to the Administrative Agent; (ii) proceeds of insurance on account of the loss of or damage to any such Property, and payments of compensation for any such Property taken by condemnation or eminent domain, to the extent such proceeds or payments are required pursuant to Section 8.32 to be applied to prepay the Loans; and (iii) proceeds received by the Company or any of its Subsidiaries in cash or cash equivalents from (A) the issuance of any capital stock by the Company or any Subsidiary (other than any such issuance occurring in the ordinary course of business to any past or present member of the management or board of directors of the Company in connection with such Person’s employment or service with the Company or any such issuance occurring in connection with an Investment made by the Company in any Subsidiary), or any other additions to the equity of the Company (other than retained earnings) or any contributions to capital of the Company or (B) issuance of any Indebtedness by the Company or any Subsidiary (except for such Indebtedness permitted under clauses (a), (b), (d), and (e) of Section 8.5 ), in each case net of reasonable costs incurred in connection with such transaction; provided that, upon the request of the Administrative Agent, evidence of such costs is provided to the Administrative Agent.

8. The definitions of “Applicable Base Rate Margin,” “Applicable Eurodollar Margin,” “Interest Period,” and “Revolving Credit Commitments,” as set forth in Section 14.3, “Defined Terms,” of the Credit Agreement are hereby amended respectively to recite as follows:

“Applicable Base Rate Margin” means one percent (1.00%).

“Applicable Eurodollar Margin” means four percent (4.00%).

“Interest Period” means:

(a) With respect to any Base Rate Advance, an initial period commencing, as the case may be, on the day such an advance shall be made by the Administrative Agent, or on the day of conversion of any then outstanding advance to an advance of such type, and ending the last day of each month and on the day of conversion to an advance of a different type.

(b) With respect to any Eurodollar Advance, an initial period commencing, as the case may be, on the day such an advance shall be made by the Administrative Agent, or on the day of conversion of any then outstanding advance to an advance of such type, and ending on the date one (1) month thereafter, all as the Company may elect pursuant to this Agreement; provided, that (i) any Interest Period with respect to a Eurodollar Advance that shall commence on the last Business Day of the calendar month (or any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the respective subsequent calendar month; and (ii) each Interest Period with respect to a Eurodollar Advance that would otherwise end on a day which is not a Business Day or, if such next succeeding Business Day falls in the next succeeding calendar month, shall end on the immediately preceding Business Day. Notwithstanding the provisions of paragraphs (a) and (b) above, no Interest Period shall be permitted which would end after the Revolving Credit Termination Date.

“Revolving Credit Commitments” means the aggregate amount of each Revolving Credit Commitment of all the Lenders, provided that the maximum aggregate principal amount of Revolving Loans, Swing Line Loans and Protective Advances and the stated amount of the Letter of Credit Obligations shall not exceed (i) $240,000,000, for the period beginning on the date of Amendment No. 4, and continuing through and including August 10, 2006, (ii) $220,000,000 for the period beginning August 11, 2006, and continuing through and including September 29, 2006, (iii) $216,000,000 for the period beginning September 30, 2006, and continuing through and including December 30, 2006 and (iv) $200,000,000 for the period beginning December 31, 2006, and continuing at all times thereafter, each of the amounts set forth in clauses (i), (ii), (iii), and (iv), as reduced from time to time pursuant to the terms hereof; and provided further that each reduction in the Revolving Credit Commitments shall ratably reduce each Lender’s Revolving Credit Commitment.

9. Schedule 8.3 of the Credit Agreement is hereby amended and replaced with Schedule 8.3 attached to this Amendment.

10. The Company agrees to terminate each of the Swap Contracts and apply the Net Cash Proceeds thereof to the Revolving Loan pursuant to the terms of the Credit Agreement, not later than October 31, 2006, and the Administrative Agent and the Lenders signatory hereto, constituting not less than the Required Lenders, hereby consent to each such termination.

11. Beginning October 10, 2006, and continuing on a bi-weekly basis on every other Tuesday (or such other day as reasonably acceptable to the Administrative Agent) thereafter, the Company agrees to, and to cause its consultants to, meet with the Administrative Agent and the Lenders regarding the financial performance of the Company and its Subsidiaries.

12. The Administrative Agent and the Lenders signatory hereto, constituting not less than the Required Lenders, hereby waive the Identified Default for the fiscal period ending September 30, 2006, only.

13. Conditions of Effectiveness. All provisions of this Amendment shall become effective as of the Effective Date, upon satisfaction of all of the following conditions precedent:

(a) The Administrative Agent shall have received duly executed counterparts (with sufficient copies for the Administrative Agent, each Lender and the Company) of this Amendment executed by the Administrative Agent, Lenders constituting at least the Required Lenders and the Company, with the consent of the Guarantors, and such other certificates, instruments, documents, and agreements as may be required by the Administrative Agent, each of which shall be in form and substance satisfactory to the Administrative Agent and its counsel; and

(b) The representations contained in the immediately following paragraph shall be true and accurate; and

(c) The Administrative Agent, on behalf of the Lenders executing this Amendment, shall have received an amendment fee equal to $10,000, multiplied by the number of Lenders executing this Amendment. Such fee shall be shared $10,000 for each such Lender.

14. Representations and Warranties. The Company represents and warrants to the Administrative Agent and each Lender as follows: (a) that after giving effect to this Amendment, each representation and warranty made by or on behalf of the Company and its Subsidiaries in the Credit Agreement and in the other Loan Documents is true and correct in all respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to a date prior hereto; (b) the execution, delivery and performance by the Company and each Restricted Subsidiary, if applicable, of this Amendment and the Loan Documents, as the case may be, have been duly authorized by all requisite corporate or organizational action on the part of each such Person and will not violate any Constituent Document of such Person; (c) each of this Amendment and the Loan Documents and the Collateral Documents has been duly executed and delivered by the Company and each Restricted Subsidiary, as applicable, and each of this Amendment, the Credit Agreement as amended hereby, the Loan Documents and the Collateral Documents constitutes the legal, valid and binding obligation of such Person, enforceable against each such Person in accordance with the terms thereof; and (d) as of the Effective Date, no event has occurred and is continuing, and no condition exists, which would constitute an Event of Default or a Potential Default.

15. Reference to and Effect on the Loan Documents. As of the Effective Date, each reference in the Credit Agreement to “Second Amended and Restated Credit Agreement,” “Credit Agreement,” “Agreement,” the prefix “herein,” “hereof,” or words of similar import, and each reference in the Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except to the extent amended or modified hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the Loan Documents shall remain as written originally and in full force and effect in accordance with their respective terms and are hereby ratified and confirmed, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Lenders or the Administrative Agent may have hereunder or thereunder. The amendment set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the rights of the Lenders or the Administrative Agent under or of any other term or provisions of the Credit Agreement or any Loan Document, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Company which would require the consent of the Lenders or the Administrative Agent.

16. Waiver and Release of All Claims and Defenses. As of the Effective Date, the Company hereby forever waives, relinquishes, discharges and releases all defenses and Claims of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement or otherwise, against (i) the Administrative Agent, each Lender, and any successors, assigns, directors, officers, shareholders, agents, employees and attorneys of any of the foregoing, (ii) the Obligations and (iii) the Collateral, in each instance whether previously or now existing or arising out of or related to any transaction or dealings between the Administrative Agent, any Lender and the Company, any Guarantor or any of them in connection with the Credit Agreement, any Loan Document or this Amendment, which the Company, any Guarantor or any of them may have or may have made at any time up through and including the date of this Amendment, including without limitation, any affirmative defenses, counterclaims, setoffs, deductions or recoupments, by the Company, any Guarantor and all of their representatives, successors, assigns, agents, employees, officers, directors and heirs. “Claims” includes all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, bonds, warranties, covenants, contracts, controversies, promises, agreements or obligations of any kind, type or description, and any other claim or demand of any nature whatsoever, whether known or unknown, accrued or unaccrued, disputed or undisputed, liquidated or contingent, in contract, tort, at law or in equity, any of them ever had, claimed to have, now has, or shall or may have. Nothing contained in this Amendment prevents enforcement of this release.

17. Waiver of Jury Trial. THE PARTIES ACKNOWLEDGE THAT, AS TO ANY AND ALL DISPUTES THAT MAY ARISE BETWEEN THE PARTIES, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS AMENDMENT ARISES WOULD MAKE ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, EACH OF THE PARTIES TO THIS AMENDMENT HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS AMENDMENT OR TO ANY OF THE OTHER INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

18. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, and all of which together will constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof will constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

19. Costs and Expenses, Indemnity. The Company agrees to pay on demand in accordance with the terms of the Credit Agreement all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of the Administrative Agent’s counsel with respect thereto. The Company agrees to indemnify the Administrative Agent, the Agents, Huntington as issuing bank and the Lenders, and each of them and their respective directors, officers, employees, agents, financial advisors, and consultants from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against the Administrative Agent, the Agents, Huntington as issuing bank and the Lenders, or any of them, in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other person or entity with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Amendment, the Credit Agreement or any other Loan Document, whether or not the Administrative Agent, any other Agent, Huntington as issuing bank or any Lender is a party thereto, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of the party being indemnified, as determined in a final, non-appealable judgment by a court of competent jurisdiction.

20. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of Ohio.

21. Headings. Section headings in this Amendment are included herein for convenience of reference only and will not constitute a part of this Amendment for any other purpose.

22. Patriot Act Notice. The Lenders and the Administrative Agent hereby notify the Company that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L.10756 (signed into law October 26, 2001)) (the “Act”), they are required to obtain, verify and record information that identifies the Company, which information includes the name and address of the Company and other information that will allow the Lenders and the Administrative Agent to identify the Company in accordance with the Act.

[Signature pages follow.]

IN WITNESS WHEREOF, the Company, the Administrative Agent and the following Lenders have hereunto set their hands as of the date first set forth above.

THE COMPANY:

DOMINION HOMES, INC.

By:	/s/ William G. Cornely
Its:	Senior Vice President – Finance and CFO

THE ADMINISTRATIVE AGENT:

THE HUNTINGTON NATIONAL BANK

By:	/s/ Alan D. Seitz
Its:	Senior Vice President

THE LENDERS:

THE HUNTINGTON NATIONAL BANK, as Lender and as issuing bank

By:	/s/ Alan D. Seitz
Its:	Senior Vice President

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA (Main Office Columbus))

By:	/s/ Daniel S. Bracken
Its:	Vice President

Signature Page to Amendment No. 6 to Second Amendment and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATION

By:	/s/ J.D. Gilbreath
Its:	Senior Vice President

NATIONAL CITY BANK

By:	/s/ Douglas J. Koo
Its:	Senior Vice President

COMERICA BANK

By:	/s/ Gary P. Mach
Its:	Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Joseph L. Svehla
Its:	Vice President

FIFTH THIRD BANK (CENTRAL OHIO)

By:	/s/ Alan J. Kopolow
Its:	Vice President

Signature Page to Amendment No. 6 to Second Amendment and Restated Credit Agreement

BANK OF AMERICA, N.A., successor by merger to Fleet National Bank

By:	/s/ Norman Trepner
Its:	Senior Vice President

WASHINGTON MUTUAL BANK, FA, a federal association

By:
Its:

Signature Page to Amendment No. 6 to Second Amendment and Restated Credit Agreement

CONSENT OF GUARANTORS

Each of the undersigned, being a guarantor of the Company’s indebtedness to the Lenders pursuant to certain guaranty agreements executed and delivered to the Administrative Agent, hereby consents and agrees to be bound by the terms, conditions and execution of the foregoing Amendment and hereby further agrees that (i) each of their obligations shall be continuing as provided in said guaranty agreements, and (ii) said guaranty agreements shall remain as written originally and continue in full force and effect in all respects. As of the Effective Date, each Guarantor further hereby forever waives, relinquishes, discharges and releases all defenses and Claims of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement or otherwise, against (i) the Administrative Agent, each Lender, and any successors, assigns, directors, officers, shareholders, agents, employees and attorneys of any of the foregoing, (ii) the Obligations, and (iii) the Collateral, in each instance whether previously or now existing or arising out of or related to any transaction or dealings between the Administrative Agent, any Lender and the Company, any Guarantor or any of them in connection with the Credit Agreement, any Loan Document or this Amendment, which the Company, any Guarantor or any of them may have or may have made at any time up through and including the date of the above Amendment, including without limitation, any affirmative defenses, counterclaims, setoffs, deductions or recoupments, by the Company, any Guarantor and all of their representatives, successors, assigns, agents, employees, officers, directors and heirs. “Claims” includes all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, bonds, warranties, covenants, contracts, controversies, promises, agreements or obligations of any kind, type or description, and any other claim or demand of any nature whatsoever, whether known or unknown, accrued or unaccrued, disputed or undisputed, liquidated or contingent, in contract, tort, at law or in equity, any of them ever had, claimed to have, now has, or shall or may have. Nothing contained in this Amendment prevents enforcement of this release.

DOMINION HOMES OF KENTUCKY GP, LLC		DOMINION HOMES REALTY, LLC

By:	/s/ William G. Cornely	By:	/s/ William G. Cornely
Its:	Vice President	Its:	Vice President and Treasurer

ALLIANCE TITLE AGENCY OF KENTUCKY, LLC		RESOLUTION PROPERTY COMPANY, LLC

By:	/s/ William G. Cornely	By:	/s/ William G. Cornely
Its:	Vice President and Treasurer	Its:	President

Signature Page to Amendment No. 6 to Second Amendment and Restated Credit Agreement

PRESERVE AT RACCOON CREEK, LLC		LANCASTER ROAD REALTY, LLC

By:	/s/ William G. Cornely	By:	/s/ William G. Cornely
Its:	SVP - Finance and CFO of Dominion Homes, Inc. its sole member	Its:	SVP - Finance and CFO of Dominion Homes, Inc. its sole member

TANGLEWOOD INVESTMENT COMPANY LLC		TANGLEWOOD DEVELOPMENT COMPANY LLC

By:	/s/ William G. Cornely	By:	/s/ William G. Cornely
Its:	SVP - Finance and CFO of Dominion Homes, Inc. its sole member	Its:	SVP - Finance and CFO of Dominion Homes, Inc. its sole member

DOMINION HOMES OF KENTUCKY, LTD., a Kentucky limited partnership

		By:	Dominion Homes of Kentucky GP, LLC, a Kentucky limited liability company, its general partner

			By:	/s/ William G. Cornely
			Its:	Vice President

Signature Page to Amendment No. 6 to Second Amendment and Restated Credit Agreement